UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2004

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (847) 937-6100

Item 7. Financial Statements and Exhibits

(c)                            Exhibits.

This exhibit is furnished pursuant to Item 12 hereof and should not be deemed to be "filed"  under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit

99.1	Press Release, dated April 8, 2004 (furnished pursuant to Item 12).

Item 12.                                              Results of Operations and Financial Condition

On April 8, 2004, Abbott Laboratories announced its results of operations for the first quarter of 2004.

Furnished as Exhibit 99.1, and incorporated herein by reference, is the news release issued by Abbott announcing its first quarter results.  In that news release, Abbott uses various non-GAAP financial measures including, among others: net earnings excluding one-time charges, diluted earnings per share excluding one-time charges, and gross margin excluding one-time charges. These non-GAAP financial measures adjust for factors that are unusual or unpredictable. Abbott’s management believes the presentation of these non-GAAP financial measures provides useful information to investors regarding Abbott’s results of operations as these non-GAAP financial measures allow investors to better evaluate ongoing business performance.  Abbott’s management also uses these non-GAAP financial measures internally to monitor performance of the businesses.  Abbott, however, cautions investors to consider these non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ABBOTT LABORATORIES

/s/ Thomas C. Freyman
	By:	Thomas C. Freyman
Executive Vice President, Finance and Chief Financial Officer

Date: April 8, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release, dated April 8, 2004 (furnished pursuant to Item 12).